SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 6, 2006



                         First Federal Bankshares, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-25509                   42-1485449
---------------------------       ---------------------     ------------------
      (State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)



 329 Pierce Street, Sioux City, Iowa                            51101
----------------------------------------                -----------------------
(Address of principal executive offices)                      (Zip Code)


                                 (712) 277-0200
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

On July 6, 2006, Mr. Steven L. Opsal, Executive Vice President of First Federal Bankshares, Inc. (the "Company"), resigned from the Company and its affiliates, including First Federal Bank (the "Bank"), effective upon a mutually agreed date between the Bank and Mr. Opsal, but no later than the Company's 2006 Annual Meeting of Stockholders, expected to be held on October 26, 2006. Mr. Opsal cited personal reasons and the desire to pursue other interests, as the reasons for his decision to leave the Company and the Bank. The Company and the Bank are grateful for Mr. Opsal's many years of dedicated service and leadership and thank him for his contributions to the success of the Company and the Bank. The Company has initiated a search for his successor.

Mr. Opsal also resigned from the Board of Directors of the Company and of the Company's affiliates, including First Federal Bank, effective at the 2006 Annual Meeting of Stockholders. The Nominating Committee of the Board of Directors has initiated a search for Mr. Opsal's successor on the Board.

In connection with Mr. Opsal's resignation, he and the Bank entered into a Separation Agreement and General Release, pursuant to which Mr. Opsal's existing employment agreement with the Bank was terminated. The Separation Agreement and General Release includes the payment to Mr. Opsal of $200,000 and Mr. Opsal's agreement not to compete with the Bank for a period of eighteen months. The Separation Agreement and General Release is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c) Exhibits. Exhibit 10.1: Separation Agreement and General Release with Steven L. Opsal







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         FIRST FEDERAL BANKSHARES, INC.

Dated: July 6, 2006            By:      /s/ Michael W. Dosland
                                        --------------------------------------
                                       Michael W. Dosland
                                       President and Chief Executive Officer










































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